UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Innovation Point, 5th Floor Fort Mill, SC		29715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (803) 650-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 10, 2026, the shareholders of Shoe Carnival, Inc. (the “Company”) approved a proposal to amend the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to change the name of the Company to Shoe Station Group, Inc., as disclosed in the Company’s definitive proxy statement for the 2026 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 29, 2026. As filed with the Indiana Secretary of State on June 10, 2026, the amended Articles will be effective on June 12, 2026. The foregoing description is qualified by reference to the full text of the amended Articles, a copy of which is filed herewith as Exhibit 3-A and incorporated herein by reference.

The Board of Directors of the Company approved the amendment of the Company’s By-laws (as amended, the “By-laws”) solely to reflect the change of the Company’s name to Shoe Station Group, Inc., which amendment will become effective immediately after the Company's name changes to Shoe Station Group, Inc. on June 12, 2026. The foregoing description is qualified by reference to the full text of the By-laws, a copy of which is filed herewith as Exhibit 3-B and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting of Shareholders on June 10, 2026. The following is a summary of the matters voted on at the meeting, as described in detail in the Company's definitive proxy statement filed on April 29, 2026, and the voting results for each matter.

•
The nominees for director were elected to serve three-year terms expiring at the 2029 annual meeting of shareholders and until their successors are elected and have qualified, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Diane E. Randolph	20,690,085	2,467,029	5,610	2,118,220
J. Wayne Weaver	22,858,639	295,944	8,141	2,118,220

•
By the following vote, the shareholders approved the advisory (non-binding) vote on the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
22,116,632	854,835	191,257	2,118,220

•
The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2026 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
25,071,774	152,109	57,061	0

•
By the following vote, the shareholders approved the amendment to the Company’s articles of incorporation to change the Company’s name to Shoe Station Group, Inc.:

For	Against	Abstain	Broker Non-Votes
24,988,428	161,725	130,791	0

Item 7.01 Regulation FD Disclosure.

The following information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On June 11, 2026, the Company issued a press release to publicly announce its name will change to Shoe Station Group, Inc. effective June 12, 2026. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

Item 8.01 Other Events.

In connection with the name change discussed above, at the market open on June 12, 2026, the Company’s common stock is expected to commence trading on The Nasdaq Stock Market LLC under the new trading symbol “SHOE” and will cease trading under the trading symbol “SCVL.” There will be no change in the CUSIP number for the Company’s common stock.

The rights of shareholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will shareholders be required to exchange outstanding stock certificates for new stock certificates as a result of the name change. After the name change, all newly issued and transferred shares will be held in direct registration accounts and, together with uncertificated shares currently held in direct registration accounts, will bear the name “Shoe Station Group, Inc.”

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibits
3-A	Amended and Restated Articles of Incorporation of Shoe Station Group, Inc., as amended and restated effective June 12, 2026
3-B	By-laws of Shoe Station Group, Inc., as amended effective June 12, 2026
99.1	Press Release of the Company dated June 11, 2026
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: June 11, 2026	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Executive Vice President
Chief Financial Officer